Regulated Fuel Adjustment	12 Months Ended
Dec. 31, 2011
Regulated Fuel Adjustment [Abstract]
REGULATED FUEL ADJUSTMENT

5.    REGULATED FUEL ADJUSTMENT

The regulated fuel adjustment related to the fuel adjustment mechanism (“FAM”) for NSPI includes the effect of fuel costs in both the current and two preceding years, specifically, and as detailed in the table below:

•

The difference between actual fuel costs and amounts recovered from customers in the current year. This amount, net of the incentive component, is deferred to a FAM regulatory asset in “Regulatory assets” or a FAM regulatory liability in “Regulatory liabilities”.

•	The recovery from (rebate to) customers of under (over) recovered fuel costs from prior years.

The regulated fuel adjustment for the years ending December 31 consisted of the following:

millions of Canadian dollars	2011	2010
Under recovery of current year fuel costs	$(35.1)	$(76.6)
Recovery from (rebate to) customers of prior years’ fuel costs	26.6	(22.4)
Fuel adjustment	$(8.5)	$(99.0)

The Company has recognized a deferred income tax expense related to the regulated fuel adjustment based on NSPI’s enacted statutory tax rate. As at December 31, 2011, NSPI’s deferred income tax liability related to the FAM was $29.0 million (2010 - $29.2 million).

The FAM regulatory asset includes amounts recognized as a fuel adjustment, associated interest that is included in “Interest expense, net”, and the application of the 2010 deferral of tax benefits (see Regulatory Matters, Note 23).

The following table shows the balance sheet classification of the various components of the FAM balances as at December 31:

	$00000000.00	$00000000.00
millions of Canadian dollars	2011	2010
Current regulatory asset	$69.0	$27.2
Long-term regulatory asset	24.7	65.7
FAM regulatory asset	$93.7	$92.9
Current deferred income tax liability	$(21.4)	$(8.8)
Long-term deferred income tax liability	(7.6)	(20.4)
FAM deferred income tax liability	$(29.0)	$(29.2)